Exhibit 99.2

Supplemental Financial Information

Fourth Quarter 2023

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7-8
Segment operating results
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Senior Health segment - financial results, financial analysis, and key statistics	13
Corporate & Other Distributed Products segment - financial results	14
Investment portfolio	15-17
Five-year historical key statistics	18

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2022.

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Preface	PRIMERICA, INC. Financial Supplement

Fourth Quarter 2023

This document is a financial supplement to our fourth quarter 2023 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

• Operating adjustments exclude the impact of investment gains/losses, including credit impairments, mark-to-market (MTM) investment adjustments, transaction-related expenses/recoveries associated with the purchase of e-TeleQuote Insurance, Inc. and subsidiaries (collectively, “e-TeleQuote”), adjustments to share-based compensation expense for shares exchanged in the business combination, and non-cash goodwill impairment charges. We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated the Company's insurance operations. We exclude e-TeleQuote transaction-related expenses/recoveries and non-cash goodwill impairment charges in our non-GAAP financial measures as such expenses are non-recurring items that will cause incomparability between period-over-period results. We exclude adjustments to share-based compensation expense for shares exchanged in the business combination to eliminate period-over-period fluctuations that may obscure comparisons of operating results primarily due to the volatility of changes in the fair value of shares which were acquired for no additional consideration. Adjusted operating income before income taxes and adjusted net operating income exclude income attributable to the noncontrolling interest to present only the income that is attributable to stockholders of the Company.

• Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold. Adjusted stockholders' equity also excludes the difference in future policy benefits calculated using the current discount rate and future policy benefits calculated using the locked-in discount rate at contract issuance recognized in accumulated other comprehensive income. We exclude the impact from the difference in the discount rate in measuring adjusted stockholders' equity as it is caused by market movements in interest rates that are not permanent and may not align with the cash flow we will ultimately incur when policy benefits are settled.

• IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO). We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Effective January 1, 2023, we adopted FASB ASU 2018-12 "Targeted Improvements to the Accounting for Long-Duration Contracts" (or "LDTI"). The impact of LDTI on our financial statements is significant, as it requires us to make changes to the way we calculate future policy benefit reserves on our term life insurance product and discontinued product lines issued by our New York subsidiary. LDTI also requires changes to the way we amortize deferred acquisition costs for these products as well as Canadian Segregated funds. We have restated our 12/31/2021 balance sheet and 2022 financial statements in this document as it was necessary to present historical periods on a comparable basis with future period results

Also effective January 1, 2023, we no longer allocate a portion of net investment income to the Term Life Insurance segment, and all net investment income will be recorded in the Corporate & Other Distributed Products segment. As such, we have retrospectively restated for comparison purposes the 2022 income statements in this document for the Term Life Insurance and Corporate and Other Distributed Product Segments.

In this document, we have also included estimated term life issued policy counts by quarter for 2022 adjusting issued policies to a single life per policy basis to facilitate comparisons going forward.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,277,830	$3,191,154	$3,048,974	$2,981,598	$3,141,919	$3,246,388	$3,226,056	$3,174,938	$3,432,129
Securities held to maturity	1,379,100	1,390,310	1,415,940	1,433,760	1,444,920	1,460,000	1,433,520	1,417,460	1,386,980
Total investments and cash	4,656,930	4,581,464	4,464,914	4,415,358	4,586,839	4,706,388	4,659,576	4,592,398	4,819,109
Due from reinsurers	4,239,627	3,716,686	3,386,120	3,190,157	3,209,540	3,217,354	3,084,520	2,954,245	3,015,777
Deferred policy acquisition costs	2,956,650	3,029,551	3,083,905	3,128,511	3,188,502	3,250,753	3,319,844	3,374,627	3,447,234
Goodwill	179,154	179,154	187,707	127,707	127,707	127,707	127,707	127,707	127,707
Other assets	1,363,612	1,249,598	1,213,620	1,202,072	1,223,120	1,191,286	1,201,266	1,200,647	1,222,064
Separate account assets	2,799,992	2,696,891	2,358,987	2,206,608	2,305,717	2,329,968	2,358,823	2,183,435	2,395,842
Total assets	$16,195,964	$15,453,343	$14,695,254	$14,270,413	$14,641,423	$14,823,457	$14,751,736	$14,433,059	$15,027,732

Liabilities:
Future policy benefits	$8,594,476	$7,332,290	$6,606,150	$6,094,187	$6,297,911	$6,561,624	$6,491,564	$6,045,151	$6,742,025
Other policy liabilities	1,103,642	1,108,047	999,789	1,005,195	1,037,440	996,747	970,198	938,665	963,773
Income taxes	15,311	95,424	168,160	218,441	204,017	201,850	169,487	227,866	135,248
Other liabilities	669,631	683,865	646,660	659,582	626,773	659,734	642,149	636,927	644,792
Debt obligations	607,102	598,303	592,504	592,705	592,905	593,106	593,307	593,508	593,709
Surplus note	1,378,585	1,389,811	1,415,457	1,433,293	1,444,469	1,459,565	1,433,101	1,417,056	1,386,592
Payable under securities lending	94,529	93,171	96,603	80,754	100,938	74,452	77,643	77,956	99,785
Separate account liabilities	2,799,992	2,696,891	2,358,987	2,206,608	2,305,717	2,329,968	2,358,823	2,183,435	2,395,842
Total liabilities	15,263,269	13,997,803	12,884,310	12,290,764	12,610,170	12,877,046	12,736,272	12,120,564	12,961,765

Redeemable noncontrolling interest	$7,271	$4,616	$2,233	$—	$—	$—	$—	$—	$—

Stockholders’ equity:
Common stock ($0.01 par value) (1)	394	388	378	370	368	364	358	353	350
Paid-in capital	5,224	(0)	(0)	(0)	(0)	—	—	—	—
Retained earnings	2,085,665	2,098,037	2,085,823	2,053,285	2,153,617	2,177,428	2,190,223	2,215,378	2,276,947
Treasury stock	—	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	63,775	(66,439)	(175,746)	(252,913)	(240,869)	(208,157)	(226,250)	(269,604)	(170,008)
Effect of change in discount rate assumptions on the liability for future policy benefits	(1,238,180)	(592,910)	(104,078)	195,520	130,416	(11,966)	55,386	377,637	(39,086)
Cumulative translation adjustment	8,547	11,847	2,336	(16,614)	(12,279)	(11,259)	(4,253)	(11,269)	(2,235)
Total stockholders’ equity (2)	925,425	1,450,923	1,808,712	1,979,648	2,031,253	1,946,411	2,015,464	2,312,495	2,065,967
Total liabilities and stockholders' equity	$16,195,964	$15,453,343	$14,695,254	$14,270,413	$14,641,423	$14,823,457	$14,751,736	$14,433,059	$15,027,732

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$925,425	$1,450,923	$1,808,712	$1,979,648	$2,031,253	$1,946,411	$2,015,464	$2,312,495	$2,065,967
Less: Net unrealized gains (losses)	63,775	(66,439)	(175,746)	(252,913)	(240,869)	(208,157)	(226,250)	(269,604)	(170,008)
Less: Effect of change in discount rate assumptions on the liability for future policy benefits	(1,238,180)	(592,910)	(104,078)	195,520	130,416	(11,966)	55,386	377,637	(39,086)
Adjusted stockholders’ equity	$2,099,830	$2,110,271	$2,088,536	$2,037,041	$2,141,707	$2,166,533	$2,186,328	$2,204,462	$2,275,062

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period		$2,099,830	$2,110,271	$2,088,536	$2,037,041	$2,141,707	$2,166,533	$2,186,328	$2,204,462
Net Income attributable to Primerica, Inc.		117,829	127,956	79,561	146,721	128,099	144,504	152,063	151,935
Shareholder dividends		(21,645)	(21,178)	(20,571)	(20,389)	(23,910)	(23,598)	(23,336)	(22,870)
Retirement of shares and warrants		(103,862)	(127,963)	(97,515)	(32,098)	(96,323)	(112,606)	(106,479)	(72,886)
Net foreign currency translation adjustment		3,300	(9,511)	(18,949)	4,335	1,020	7,005	(7,016)	9,035
Other, net		14,820	8,961	5,979	6,096	15,941	4,490	2,902	5,386
Balance, end of period		$2,110,271	$2,088,536	$2,037,041	$2,141,707	$2,166,533	$2,186,328	$2,204,462	$2,275,062

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period		$2,956,650	$3,029,551	$3,083,905	$3,128,511	$3,188,502	$3,250,753	$3,319,844	$3,374,627
General expenses deferred		9,519	9,321	9,726	9,283	10,777	10,692	10,764	9,910
Commission costs deferred		123,739	119,794	119,734	113,479	118,386	119,676	119,976	125,335
Amortization of deferred policy acquisition costs		(63,854)	(64,830)	(66,077)	(66,867)	(67,923)	(68,110)	(69,405)	(70,378)
Foreign currency impact and other, net		3,496	(9,930)	(18,777)	4,095	1,011	6,833	(6,551)	7,739
Balance, end of period		$3,029,551	$3,083,905	$3,128,511	$3,188,502	$3,250,753	$3,319,844	$3,374,627	$3,447,234

(1)
Outstanding common shares exclude restricted stock units.
(2)
Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

																	YOY Q4							YOY YTD
(Dollars in thousands, except per-share data)	Q1 2022		Q2 2022		Q3 2022		Q4 2022		Q1 2023		Q2 2023		Q3 2023		Q4 2023		$ Change		% Change	YTD 2022		YTD 2023		$ Change		% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	39,221,003		38,385,520		37,438,254		36,973,967		36,709,525		36,215,232		35,760,090		35,148,919		(1,825,048)		-4.9%	37,996,978		35,953,622		(2,043,356)		-5.4%

Net income attributable to Primerica, Inc.	$117,829		$127,956		$79,561		$146,721		$128,099		$144,504		$152,063		$151,935		$5,213		3.6%	$472,068		$576,601		$104,532		22.1%
Less income attributable to unvested participating securities	(488)		(566)		(375)		(703)		(579)		(609)		(643)		(648)		55		7.8%	(2,131)		(2,483)		(352)		-16.5%
Net income used in computing basic EPS	$117,341		$127,390		$79,186		$146,019		$127,520		$143,896		$151,420		$151,287		$5,268		3.6%	$469,937		$574,118		$104,181		22.2%
Basic earnings per share	$2.99		$3.32		$2.12		$3.95		$3.47		$3.97		$4.23		$4.30		$0.35		9.0%	$12.37		$15.97		$3.60		29.1%

Adjusted net operating income	$119,744		$130,710		$141,682		$144,805		$131,883		$145,407		$153,804		$150,354		$5,549		3.8%	$536,941		$581,448		$44,507		8.3%
Less operating income attributable to unvested participating securities	(496)		(578)		(668)		(694)		(596)		(612)		(650)		(642)		52		7.5%	(2,424)		(2,504)		(80)		-3.3%
Adjusted net operating income used in computing basic operating EPS	$119,248		$130,132		$141,014		$144,111		$131,288		$144,794		$153,154		$149,713		$5,602		3.9%	$534,518		$578,945		$44,427		8.3%
Basic adjusted operating income per share	$3.04		$3.39		$3.77		$3.90		$3.58		$4.00		$4.28		$4.26		$0.36		9.3%	$14.07		$16.10		$2.04		14.5%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	39,221,003		38,385,520		37,438,254		36,973,967		36,709,525		36,215,232		35,760,090		35,148,919		(1,825,048)		-4.9%	37,996,978		35,953,622		(2,043,356)		-5.4%
Dilutive impact of contingently issuable shares	110,941		115,058		102,810		107,245		94,123		74,712		62,182		59,473		(47,772)		-44.5%	109,014		72,623		(36,391)		-33.4%
Shares used to calculate diluted EPS	39,331,944		38,500,578		37,541,064		37,081,212		36,803,648		36,289,944		35,822,272		35,208,392		(1,872,820)		-5.1%	38,105,992		36,026,245		(2,079,747)		-5.5%

Net income attributable to Primerica, Inc.	$117,829		$127,956		$79,561		$146,721		$128,099		$144,504		$152,063		$151,935		$5,213		3.6%	$472,068		$576,601		$104,532		22.1%
Less income attributable to unvested participating securities	(487)		(564)		(374)		(701)		(577)		(608)		(642)		(647)		54		7.7%	(2,126)		(2,479)		(353)		-16.6%
Net income used in computing diluted EPS	$117,342		$127,392		$79,187		$146,020		$127,521		$143,897		$151,421		$151,288		$5,267		3.6%	$469,942		$574,122		$104,180		22.2%
Diluted earnings per share	$2.98		$3.31		$2.11		$3.94		$3.46		$3.97		$4.23		$4.30		$0.36		9.1%	$12.33		$15.94		$3.60		29.2%

Adjusted net operating income	$119,744		$130,710		$141,682		$144,805		$131,883		$145,407		$153,804		$150,354		$5,549		3.8%	$536,941		$581,448		$44,507		8.3%
Less operating income attributable to unvested participating securities	(495)		(577)		(666)		(692)		(595)		(611)		(649)		(641)		51		7.4%	(2,418)		(2,499)		(82)		-3.4%
Adjusted net operating income used in computing diluted operating EPS	$119,249		$130,134		$141,016		$144,113		$131,289		$144,795		$153,155		$149,714		$5,601		3.9%	$534,523		$578,949		$44,425		8.3%
Diluted adjusted operating income per share	$3.03		$3.38		$3.76		$3.89		$3.57		$3.99		$4.28		$4.25		$0.37		9.4%	$14.03		$16.07		$2.04		14.6%

Annualized Return on Equity
Average stockholders' equity (1)	$1,188,174		$1,629,817		$1,894,180		$2,005,451		$1,988,832		$1,980,938		$2,163,980		$2,189,231		$183,781		9.2%	$1,679,406		$2,080,745		$401,340		23.9%
Average adjusted stockholders' equity (1)	$2,105,050		$2,099,404		$2,062,789		$2,089,374		$2,154,120		$2,176,431		$2,195,395		$2,239,762		$150,388		7.2%	$2,089,154		$2,191,427		$102,273		4.9%

Net income attributable to Primerica, Inc. return on stockholders' equity	39.7%		31.4%		16.8%		29.3%		25.8%		29.2%		28.1%		27.8%		-1.5%		nm	28.1%		27.7%		-0.4%		nm
Net income attributable to Primerica, Inc. return on adjusted stockholders' equity	22.4%		24.4%		15.4%		28.1%		23.8%		26.6%		27.7%		27.1%		-1.0%		nm	22.6%		26.3%		3.7%		nm

Adjusted net operating income return on adjusted stockholders' equity	22.8%		24.9%		27.5%		27.7%		24.5%		26.7%		28.0%		26.9%		-0.9%		nm	25.7%		26.5%		0.8%		nm

Capital Structure
Debt-to-capital (2)	29.2%		24.7%		23.0%		22.6%		23.4%		22.7%		20.4%		22.3%		-0.3%		nm	22.6%		22.3%		-0.3%		nm
Debt-to-capital, excluding AOCI (2)	22.2%		22.1%		22.4%		21.6%		21.4%		21.3%		21.1%		20.7%		-0.9%		nm	21.6%		20.7%		-0.9%		nm

Cash and invested assets to stockholders' equity	3.2	x	2.5	x	2.2	x	2.3	x	2.4	x	2.3	x	2.0	x	2.3	x	0.1	x	nm	2.3	x	2.3	x	0.1	x	nm
Cash and invested assets to adjusted stockholders' equity	2.2	x	2.1	x	2.2	x	2.1	x	2.2	x	2.1	x	2.1	x	2.1	x	(0.0	x)	nm	2.1	x	2.1	x	(0.0	x)	nm

Share count, end of period (3)	38,751,885		37,768,052		37,026,600		36,824,428		36,407,876		35,845,525		35,342,474		34,995,613		(1,828,815)		-5.0%	36,824,428		34,995,613		(1,828,815)		-5.0%
Adjusted stockholders' equity per share	$54.46		$55.30		$55.02		$58.16		$59.51		$60.99		$62.37		$65.01		$6.85		11.8%	$58.16		$65.01		$6.85		11.8%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		A1		A1		A1		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)
Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity.
(2)
Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(3)
Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$798,666	$808,894	$810,079	$812,481	$817,872	$828,296	$831,681	$834,275	$21,795	2.7%	$3,230,120	$3,312,125	$82,005	2.5%
Ceded premiums	(399,885)	(419,048)	(404,870)	(406,088)	(405,347)	(425,266)	(411,015)	(410,182)	(4,095)	-1.0%	(1,629,892)	(1,651,811)	(21,920)	-1.3%
Net premiums	398,781	389,846	405,209	406,393	412,525	403,030	420,666	424,093	17,700	4.4%	1,600,229	1,660,314	60,085	3.8%
Net investment income	18,905	21,284	24,346	28,530	31,065	32,398	34,730	37,644	9,114	31.9%	93,065	135,837	42,771	46.0%
Commissions and fees:
Sales-based (1)	103,242	88,701	67,962	66,473	72,388	74,958	72,996	76,274	9,801	14.7%	326,378	296,617	(29,761)	-9.1%
Asset-based (2)	113,112	108,101	107,483	105,357	111,904	113,335	119,413	118,303	12,945	12.3%	434,053	462,955	28,902	6.7%
Account-based (3)	21,541	22,592	22,910	23,348	22,790	23,095	23,344	23,960	612	2.6%	90,391	93,189	2,798	3.1%
Other commissions and fees	13,905	21,294	27,113	31,542	24,464	21,742	23,149	28,300	(3,242)	-10.3%	93,854	97,655	3,801	4.0%
Investment (losses) gains	751	(1,892)	(2,699)	2,846	(4,608)	(328)	(1,795)	835	(2,011)	-70.7%	(995)	(5,896)	(4,901)	nm
Other, net	20,988	18,755	20,964	22,451	19,508	20,155	18,429	16,929	(5,522)	-24.6%	83,159	75,020	(8,139)	-9.8%
Total revenues	691,225	668,681	673,288	686,940	690,036	688,385	710,932	726,338	39,398	5.7%	2,720,134	2,815,691	95,557	3.5%
Benefits and expenses:
Benefits and claims	163,584	148,369	159,395	161,055	163,267	148,911	162,062	168,739	7,684	4.8%	632,403	642,979	10,576	1.7%
Future policy benefits remeasurement (gain)/loss	(745)	(100)	1,514	958	559	(1,867)	179	746	(212)	-22.1%	1,626	(384)	(2,010)	-123.6%
Amortization of DAC	63,854	64,830	66,077	66,867	67,923	68,110	69,405	70,378	3,511	5.3%	261,629	275,816	14,187	5.4%
Insurance commissions	7,721	7,594	7,666	7,280	8,138	9,142	7,911	9,030	1,750	24.0%	30,261	34,222	3,960	13.1%
Insurance expenses	59,509	59,461	57,552	58,883	61,125	59,093	57,821	57,420	(1,463)	-2.5%	235,405	235,460	55	nm
Sales commissions:
Sales-based (1)	74,606	63,403	48,775	47,927	52,452	53,630	52,343	54,057	6,129	12.8%	234,711	212,482	(22,230)	-9.5%
Asset-based (2)	53,366	50,876	51,549	51,047	54,276	55,085	58,793	58,388	7,340	14.4%	206,838	226,542	19,703	9.5%
Other sales commissions	5,952	5,484	5,592	4,187	4,147	4,907	5,064	4,303	115	2.8%	21,215	18,420	(2,794)	-13.2%
Interest expense	6,853	6,814	6,802	6,768	6,690	6,686	6,632	6,586	(183)	-2.7%	27,237	26,594	(643)	-2.4%
Contract acquistion costs (4)	20,649	19,384	13,446	14,952	14,984	12,602	12,568	15,079	127	0.9%	68,431	55,233	(13,198)	-19.3%
Other operating expenses	86,434	79,728	73,790	80,443	89,534	83,189	79,354	84,572	4,129	5.1%	320,394	336,648	16,254	5.1%
Goodwill impairment	—	—	60,000	—	—	—	—	—	—		60,000	—	(60,000)	-100.0%
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	#DIV/0!	—	—	—	#DIV/0!
Total benefits and expenses	541,783	505,844	552,157	500,367	523,095	499,489	512,131	529,297	28,930	5.8%	2,100,151	2,064,012	(36,140)	-1.7%
Income before income taxes	149,442	162,837	121,131	186,572	166,942	188,896	198,801	197,041	10,468	5.6%	619,983	751,679	131,696	21.2%
Income taxes	34,268	37,265	41,569	39,851	38,843	44,392	46,738	45,106	5,255	13.2%	152,953	175,079	22,126	14.5%
Net income	115,175	125,572	79,561	146,721	128,099	144,504	152,063	151,935	5,213	3.6%	467,030	576,601	109,570	23.5%
Net income attributable to noncontrolling interests	(2,654)	(2,384)	—	—	—	—	—	—	—		(5,038)	—	5,038	100.0%
Net Income attributable to Primerica, Inc.	$117,829	$127,956	$79,561	$146,721	$128,099	$144,504	$152,063	$151,935	$5,213	3.6%	$472,068	$576,601	$104,532	22.1%

Income Before Income Taxes by Segment
Term Life	$122,122	$128,579	$131,707	$132,001	$130,540	$140,115	$141,223	$140,285	$8,284	6.3%	$514,409	$552,162	$37,754	7.3%
Investment & Savings Products	67,038	63,017	59,222	56,612	56,107	59,583	64,374	62,763	6,152	10.9%	245,889	242,828	(3,061)	-1.2%
Senior Health	(23,085)	(16,150)	(63,723)	4,285	(3,762)	(6,033)	(7,583)	(2,681)	(6,966)	nm	(98,673)	(20,058)	78,615	79.7%
Corporate & Other Distributed Products	(16,632)	(12,609)	(6,075)	(6,325)	(15,944)	(4,769)	787	(3,327)	2,998	47.4%	(41,641)	(23,253)	18,388	44.2%
Income before income taxes	$149,442	$162,837	$121,131	$186,572	$166,942	$188,896	$198,801	$197,041	$10,468	5.6%	$619,983	$751,679	$131,696	21.2%

(1)
Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)
Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)
Account-based - revenues relating to the fee generating client accounts we administer.
(4)
Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire Senior Health product leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.

6 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$793,254	$803,453	$804,586	$807,796	$812,880	$823,297	$826,665	$829,918	$22,122	2.7%	$3,209,088	$3,292,760	$83,672	2.6%
Less: Premiums ceded to IPO Coinsurers	234,614	231,805	226,869	224,240	220,240	216,740	212,951	210,310	(13,930)	-6.2%	917,527	860,241	(57,286)	-6.2%
Term Life adjusted direct premiums	$558,640	$571,648	$577,717	$583,556	$592,640	$606,557	$613,714	$619,608	$36,052	6.2%	$2,291,561	$2,432,519	$140,958	6.2%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(398,446)	$(417,406)	$(403,416)	$(404,174)	$(404,044)	$(423,704)	$(409,801)	$(410,456)	$(6,282)	-1.6%	$(1,623,442)	$(1,648,004)	$(24,561)	-1.5%
Less: Premiums ceded to IPO Coinsurers	(234,614)	(231,805)	(226,869)	(224,240)	(220,240)	(216,740)	(212,951)	(210,310)	13,930	6.2%	(917,527)	(860,241)	57,286	6.2%
Term Life other ceded premiums	$(163,832)	$(185,601)	$(176,548)	$(179,935)	$(183,804)	$(206,964)	$(196,849)	$(200,146)	$(20,211)	-11.2%	$(705,915)	$(787,763)	$(81,847)	-11.6%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$18,905	$21,284	$24,346	$28,530	$31,065	$32,398	$34,730	$37,644	$9,114	31.9%	$93,065	$135,837	$42,771	46.0%
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(327)	(852)	(481)	1,215	nm	nm	(3,830)	(446)	nm	nm
Adjusted net investment income	$21,004	$22,538	$24,414	$28,940	$31,392	$33,250	$35,212	$36,429	$7,490	25.9%	$96,896	$136,282	$39,387	40.6%

Reconciliation from Other Operating Expenses to Adjusted other operating expenses
Other operating expenses	$86,434	$79,728	$73,790	$80,443	$89,534	$83,189	$79,354	$84,572	$4,129	5.1%	$320,394	$336,648	$16,254	5.1%
Less: eTeleQuote transaction-related costs	900	(2,892)	—	—	—	—	—	—	nm	nm	(1,992)	—	nm	nm
Less: Equity comp for awards exchanged during acquisition	256	3,328	—	—	—	—	—	—	nm	nm	3,584	—	nm	nm
Adjusted other operating expenses	$85,278	$79,292	$73,790	$80,443	$89,534	$83,189	$79,354	$84,572	$4,129	5.1%	$318,803	$336,648	$17,846	5.6%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$691,225	$668,681	$673,288	$686,940	$690,036	$688,385	$710,932	$726,338	$39,398	5.7%	$2,720,134	$2,815,691	$95,557	3.5%
Less: Investment gains/(losses)	751	(1,892)	(2,699)	2,846	(4,608)	(328)	(1,795)	835	nm	nm	(995)	(5,896)	nm	nm
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(327)	(852)	(481)	1,215	nm	nm	(3,830)	(446)	nm	nm
Adjusted operating revenues	$692,573	$671,827	$676,056	$684,503	$694,972	$689,565	$713,208	$724,288	$39,785	5.8%	$2,724,960	$2,822,033	$97,073	3.6%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$149,442	$162,837	$121,131	$186,572	$166,942	$188,896	$198,801	$197,041	$10,468	5.6%	$619,983	$751,679	$131,696	21.2%
Less: Investment gains/(losses)	751	(1,892)	(2,699)	2,846	(4,608)	(328)	(1,795)	835	nm	nm	(995)	(5,896)	nm	nm
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(327)	(852)	(481)	1,215	nm	nm	(3,830)	(446)	nm	nm
Less: eTeleQuote transaction-related costs	(900)	2,892	—	—	—	—	—	—	nm	nm	1,992	—	nm	nm
Less: Equity comp for awards exchanged during acquisition	(256)	(3,328)	—	—	—	—	—	—	nm	nm	(3,584)	—	nm	nm
Less: Noncontrolling interest before income taxes	(3,668)	(3,129)	—	—	—	—	—	—	nm	nm	(6,797)	—	nm	nm
Less: Goodwill impairment	—	—	(60,000)	—	—	—	—	—	nm	nm	(60,000)	—	nm	nm
Adjusted operating income before income taxes	$155,615	$169,548	$183,898	$184,136	$171,877	$190,076	$201,077	$194,991	$10,855	5.9%	$693,197	$758,021	$64,824	9.4%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$115,175	$125,572	$79,561	$146,721	$128,099	$144,504	$152,063	$151,935	$5,213	3.6%	$467,030	$576,601	$109,570	23.5%
Less: Investment gains/(losses)	751	(1,892)	(2,699)	2,846	(4,608)	(328)	(1,795)	835	nm	nm	(995)	(5,896)	nm	nm
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(327)	(852)	(481)	1,215	nm	nm	(3,830)	(446)	nm	nm
Less: e-TeleQuote transaction-related costs	(900)	2,892	—	—	—	—	—	—	nm	nm	1,992	—	nm	nm
Less: Equity comp for awards exchanged during acquisition	(256)	(3,328)	—	—	—	—	—	—	nm	nm	(3,584)	—	nm	nm
Less: Noncontrolling interest before income taxes	(3,668)	(3,129)	—	—	—	—	—	—	nm	nm	(6,797)	—	nm	nm
Less: Goodwill impairment	—	—	(60,000)	—	—	—	—	—	nm	nm	(60,000)	—	nm	nm
Less: Tax impact of reconciling items	1,603	1,573	647	(520)	1,151	277	535	(469)	nm	nm	3,303	1,494	nm	nm
Adjusted net operating income	$119,744	$130,710	$141,682	$144,805	$131,883	$145,407	$153,804	$150,354	$5,549	3.8%	$536,941	$581,448	$44,507	8.3%

7 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Reconciliation from Senior Health Income Before Income Taxes to Senior Health Adjusted Operating Income Before Income Taxes
Income before income taxes	$(23,085)	$(16,150)	$(63,723)	$4,285	$(3,762)	$(6,033)	$(7,583)	$(2,681)	$(6,966)	nm	$(98,673)	$(20,058)	$78,615	79.7%
Less: e-TeleQuote transaction-related costs	(399)	(66)	—	—	—	—	—	—	nm	nm	nm	nm	nm	nm
Less: Noncontrolling interest	(3,668)	(3,129)	—	—	—	—	—	—	nm	nm	nm	nm	nm	nm
Less: Goodwill impairment	—	—	(60,000)	—	—	—	—	—	nm	nm	nm	nm	nm	nm
Adjusted operating income before income taxes	$(19,018)	$(12,955)	$(3,723)	$4,285	$(3,762)	$(6,033)	$(7,583)	$(2,681)	$(6,966)	nm	$(31,411)	$(20,058)	$11,353	36.1%

Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(16,632)	$(12,609)	$(6,075)	$(6,325)	$(15,944)	$(4,769)	$787	$(3,327)	$2,998	47.4%	$(41,641)	$(23,253)	$18,388	44.2%
Less: Investment gains/(losses)	751	(1,892)	(2,699)	2,846	(4,608)	(328)	(1,795)	835	nm	nm	nm	nm	nm	nm
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(327)	(852)	(481)	1,215	nm	nm	nm	nm	nm	nm
Less: e-TeleQuote transaction-related costs	(501)	2,958	—	—	—	—	—	—	nm	nm	nm	nm	nm	nm
Less: Equity comp for awards exchanged during acquistion	(256)	(3,328)	—	—	—	—	—	—	nm	nm	nm	nm	nm	nm
Less: Loss on extinguishment of debt	—	—	—	—	—	—	—	—	nm	nm	nm	nm	nm	nm
Adjusted operating income before income taxes	$(14,527)	$(9,094)	$(3,307)	$(8,762)	$(11,008)	$(3,589)	$3,063	$(5,377)	$3,385	38.6%	$(35,690)	$(16,911)	$18,778	52.6%

8 of 18

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$793,254	$803,453	$804,586	$807,796	$812,880	$823,297	$826,665	$829,918	$22,122	2.7%	$3,209,088	$3,292,760	$83,672	2.6%
Premiums ceded to IPO coinsurers (1)	(234,614)	(231,805)	(226,869)	(224,240)	(220,240)	(216,740)	(212,951)	(210,310)	13,930	6.2%	(917,527)	(860,241)	57,286	6.2%
Adjusted direct premiums (2)	558,640	571,648	577,717	583,556	592,640	606,557	613,714	619,608	36,052	6.2%	2,291,561	2,432,519	140,958	6.2%
Other ceded premiums (3)	(163,832)	(185,601)	(176,548)	(179,935)	(183,804)	(206,964)	(196,849)	(200,146)	(20,211)	-11.2%	(705,915)	(787,763)	(81,847)	-11.6%
Net premiums	394,808	386,047	401,169	403,621	408,836	399,594	416,864	419,462	15,841	3.9%	1,585,646	1,644,756	59,110	3.7%
Other, net	12,175	12,374	13,419	12,352	12,233	12,280	11,909	11,865	(487)	-3.9%	50,320	48,286	(2,034)	-4.0%
Revenues	406,983	398,421	414,588	415,974	421,069	411,873	428,773	431,327	15,353	3.7%	1,635,966	1,693,042	57,076	3.5%

Benefits and expenses:
Benefits and claims	161,702	144,626	156,587	157,082	158,940	143,855	158,508	160,782	3,699	2.4%	619,997	622,084	2,087	0.3%
Future policy benefits remeasurement (gain)/loss	(907)	(136)	1,598	(1)	1,035	(1,312)	251	(187)	(186)	nm	554	(213)	(768)	-138.5%
Amortization of DAC	62,000	63,169	64,262	65,444	66,068	66,004	67,720	69,012	3,568	5.5%	254,875	268,803	13,929	5.5%
Insurance commissions	3,793	3,854	3,964	3,724	4,590	5,496	4,373	5,356	1,632	43.8%	15,335	19,814	4,479	29.2%
Insurance expenses	58,272	58,329	56,471	57,723	59,896	57,717	56,698	56,080	(1,644)	-2.8%	230,796	230,390	(406)	-0.2%
Benefits and expenses	284,861	269,842	282,881	283,973	290,529	271,759	287,549	291,042	7,069	2.5%	1,121,557	1,140,879	19,321	1.7%
Income before income taxes	$122,122	$128,579	$131,707	$132,001	$130,540	$140,115	$141,224	$140,285	$8,284	6.3%	$514,409	$552,163	$37,755	7.3%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$448,657	$460,061	$465,354	$469,565	$477,227	$489,826	$495,769	$499,965	$30,400	6.5%	$1,843,637	$1,962,788	$119,151	6.5%
Pre-IPO direct premiums (5)	344,597	343,392	339,232	338,230	335,652	333,471	330,896	329,953	(8,277)	-2.4%	1,365,451	1,329,972	(35,479)	-2.6%
Total direct premiums	$793,254	$803,453	$804,586	$807,796	$812,880	$823,297	$826,665	$829,918	$22,122	2.7%	$3,209,088	$3,292,760	$83,672	2.6%

Premiums ceded to IPO coinsurers	$234,614	$231,805	$226,869	$224,240	$220,240	$216,740	$212,951	$210,310	$(13,930)	-6.2%	$917,527	$860,241	$(57,286)	-6.2%
% of Pre-IPO direct premiums	68.1%	67.5%	66.9%	66.3%	65.6%	65.0%	64.4%	63.7%	nm	nm	67.2%	64.7%	nm	nm

Benefits and claims, net (6)	$324,628	$330,090	$334,732	$337,017	$343,779	$349,506	$355,608	$360,741	$23,724	7.0%	$1,326,467	$1,409,634	$83,167	6.3%
% of adjusted direct premiums	58.1%	57.7%	57.9%	57.8%	58.0%	57.6%	57.9%	58.2%	nm	nm	57.9%	57.9%	nm	nm

DAC amortization & insurance commissions	$65,793	$67,023	$68,226	$69,168	$70,657	$71,500	$72,093	$74,367	$5,200	7.5%	$270,210	$288,618	$18,408	6.8%
% of adjusted direct premiums	11.8%	11.7%	11.8%	11.9%	11.9%	11.8%	11.7%	12.0%	nm	nm	11.8%	11.9%	nm	nm

Insurance expenses, net (7)	$46,097	$45,955	$43,052	$45,371	$47,663	$45,437	$44,789	$44,215	$(1,156)	-2.5%	$180,476	$182,104	$1,629	0.9%
% of adjusted direct premiums	8.3%	8.0%	7.5%	7.8%	8.0%	7.5%	7.3%	7.1%	nm	nm	7.9%	7.5%	nm	nm

Total Term Life income before income taxes	$122,122	$128,579	$131,707	$132,001	$130,540	$140,115	$141,224	$140,285	$8,284	6.3%	$514,409	$552,163	$37,755	7.3%
Term Life operating margin (8)	21.9%	22.5%	22.8%	22.6%	22.0%	23.1%	23.0%	22.6%	nm	nm	22.4%	22.7%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.
(2)
Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)
Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)
Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)
Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)
Benefits and claims, net - benefits & claims and remeasurement (gain)/loss net of other ceded premiums which are largely YRT.
(7)
Insurance expenses, net - insurance expenses net of other, net revenues.
(8)
Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 18

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	129,515	130,206	132,149	134,313	135,208	136,430	137,806	139,053	4,740	3.5%	129,515	135,208	5,693	4.4%
New life-licensed representatives	9,983	11,529	12,518	11,117	11,118	12,638	12,311	13,029	1,912	17.2%	45,147	49,096	3,949	8.7%
Non-renewal and terminated representatives	(9,292)	(9,586)	(10,354)	(10,222)	(9,896)	(11,262)	(11,064)	(10,510)	(288)	-2.8%	(39,454)	(42,732)	(3,278)	-8.3%
Life-insurance licensed sales force, end of period	130,206	132,149	134,313	135,208	136,430	137,806	139,053	141,572	6,364	4.7%	135,208	141,572	6,364	4.7%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$65.5	$72.3	$68.0	$66.0	$70.7	$82.0	$74.0	$75.6	$9.6	14.5%	$271.9	$302.4	$30.5	11.2%
Additions and increases in premium	18.4	20.6	19.5	18.2	18.2	19.7	18.7	17.7	(0.5)	-2.8%	76.7	74.3	(2.4)	-3.1%
Total estimated annualized issued term life premium	$83.8	$92.9	$87.5	$84.2	$88.9	$101.7	$92.7	$93.3	$9.1	10.8%	$348.5	$376.6	$28.1	8.1%

Issued term life policies	71,324	76,946	71,104	72,544	84,561	96,953	88,589	88,757	16,213	22.3%	291,918	358,860	66,942	22.9%
Estimated average annualized issued term life premium per policy (1)(2)	$918	$940	$957	$910	$836	$846	$836	$852	$(58)	-6.4%	$931	$843	$(89)	-9.5%
Adjusted issued term life policies (3)	$83,050	$89,316	$81,372	$79,282	$84,561	$96,953	$88,589	$88,757	$9,475	12.0%	$333,020	$358,860	$25,840	7.8%
Adjusted estimated average annualized issued term life premium per policy (1)(2)	$788	$810	$836	$833	$836	$846	$836	$852	$19	2.3%	$816	$843	$26	3.2%

Term life face amount in-force, beginning of period ($mills)	$903,404	$909,632	$914,438	$912,785	$916,808	$922,845	$934,867	$937,856	$25,071	2.7%	$903,404	$916,808	$13,404	1.5%
Issued term life face amount (4)	24,773	27,651	26,049	25,349	28,124	32,203	29,452	29,322	3,973	15.7%	103,822	119,102	15,280	14.7%
Terminated term life face amount	(19,787)	(19,298)	(21,033)	(22,776)	(22,210)	(22,583)	(24,143)	(25,293)	(2,517)	-11.1%	(82,894)	(94,230)	(11,336)	-13.7%
Foreign currency impact, net	1,242	(3,547)	(6,669)	1,450	124	2,401	(2,320)	2,724	1,275	87.9%	(7,524)	2,929	10,454	138.9%
Term life face amount in-force, end of period	$909,632	$914,438	$912,785	$916,808	$922,845	$934,867	$937,856	$944,609	$27,802	3.0%	$916,808	$944,609	$27,802	3.0%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)
In whole dollars.
(3)
Provided for comparability of year-over-year results of term life issued policies and reflects the estimated number of policies issued after adjusting for a consistent basis of insured lives per policy following the Q4 2022 new product launch
(4)
Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 18

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$103,242	$88,701	$67,962	$66,473	$72,388	$74,958	$72,996	$76,274	$9,801	14.7%	$326,378	$296,617	$(29,761)	-9.1%
Asset-based	113,112	108,101	107,483	105,357	111,904	113,335	119,413	118,303	12,945	12.3%	434,053	462,955	28,902	6.7%
Account-based	21,541	22,592	22,910	23,348	22,790	23,095	23,344	23,960	612	2.6%	90,391	93,189	2,798	3.1%
Other, net	3,144	3,022	3,342	3,102	3,120	3,121	3,145	3,119	17	0.5%	12,610	12,504	(105)	-0.8%
Revenues	241,039	222,416	201,697	198,280	210,202	214,509	218,898	221,656	23,376	11.8%	863,432	865,266	1,833	0.2%

Benefits and expenses:
Amortization of DAC	1,446	1,421	1,378	1,336	1,493	1,409	1,311	1,267	(69)	-5.2%	5,581	5,479	(102)	-1.8%
Insurance commissions	3,646	3,450	3,419	3,320	3,308	3,273	3,321	3,246	(74)	-2.2%	13,834	13,148	(686)	-5.0%
Sales commissions:
Sales-based	74,606	63,403	48,775	47,927	52,452	53,630	52,343	54,057	6,129	12.8%	234,711	212,482	(22,230)	-9.5%
Asset-based	53,366	50,876	51,549	51,047	54,276	55,085	58,793	58,388	7,340	14.4%	206,838	226,542	19,703	9.5%
Other operating expenses	40,936	40,249	37,355	38,038	42,567	41,529	38,757	41,935	3,897	10.2%	156,578	164,788	8,210	5.2%
Benefits and expenses	174,001	159,398	142,476	141,669	154,095	154,926	154,524	158,893	17,224	12.2%	617,543	622,438	4,895	0.8%
Income before income taxes	$67,038	$63,017	$59,222	$56,612	$56,107	$59,583	$64,374	$62,763	$6,152	10.9%	$245,889	$242,828	$(3,061)	-1.2%

Financial Analysis

Fees paid based on client asset values (1)	$8,037	$7,917	$7,980	$8,004	$8,034	$8,142	$8,608	$8,102	$98	1.2%	$31,939	$32,886	$948	3.0%
Fees paid based on fee-generating positions (2)	10,948	9,974	9,486	9,665	11,528	10,216	9,469	10,270	606	6.3%	40,073	41,483	1,410	3.5%
Other operating expenses	21,951	22,358	19,889	20,369	23,005	23,171	20,680	23,563	3,194	15.7%	84,567	90,419	5,852	6.9%
Total other operating expenses	$40,936	$40,249	$37,355	$38,038	$42,567	$41,529	$38,757	$41,935	$3,897	10.2%	$156,578	$164,788	$8,210	5.2%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.20%	1.27%	1.23%	1.21%	1.21%	1.21%	1.22%	1.27%	nm	nm	1.23%	1.23%	nm	nm
Canada	1.00%	0.78%	0.32%	0.31%	0.33%	0.37%	0.41%	0.45%	nm	nm	0.78%	0.38%	nm	nm
Total	1.16%	1.21%	1.17%	1.15%	1.13%	1.16%	1.17%	1.22%	nm	nm	1.17%	1.17%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.039%	0.040%	0.042%	0.040%	0.042%	0.041%	0.042%	0.042%	nm	nm	0.160%	0.168%	nm	nm
Canada	0.108%	0.106%	0.105%	0.103%	0.102%	0.104%	0.105%	0.105%	nm	nm	0.423%	0.416%	nm	nm
Total	0.049%	0.051%	0.052%	0.050%	0.052%	0.051%	0.052%	0.052%	nm	nm	0.202%	0.207%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$3.48	$4.08	$4.31	$4.37	$3.58	$4.07	$4.36	$4.29	nm	nm	$16.26	$16.30	nm	nm

(1)
Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)
Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)
Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)
Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.
(5)
Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)
In whole dollars.

11 of 18

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$1,298.6	$1,151.4	$931.8	$883.8	$971.7	$998.5	$956.9	$970.9	$87.1	9.9%	$4,265.6	$3,897.9	$(367.6)	-8.6%
Canada Retail Mutual Funds	437.6	250.6	112.2	112.0	149.8	106.2	110.1	112.0	(0.0)	nm	912.5	478.0	(434.4)	-47.6%
Indexed Annuities	57.5	70.2	55.8	69.2	80.7	89.3	72.7	68.9	(0.2)	-0.3%	252.6	311.7	59.1	23.4%
Variable Annuities and other	668.4	617.3	542.5	548.0	556.4	649.1	628.8	671.9	123.9	22.6%	2,376.2	2,506.2	130.0	5.5%
Total sales-based revenue generating product sales	2,462.1	2,089.5	1,642.3	1,612.9	1,758.6	1,843.1	1,768.5	1,823.7	210.8	13.1%	7,806.8	7,193.8	(613.0)	-7.9%
Managed Accounts	453.7	451.3	319.6	288.1	306.1	317.0	236.0	353.2	65.1	22.6%	1,512.8	1,212.3	(300.4)	-19.9%
Canada Retail Mutual Funds - no upfront sales comm	82.2	97.5	157.9	156.6	183.4	193.6	152.4	161.8	5.2	3.3%	494.3	691.1	196.9	39.8%
Segregated Funds	67.3	51.3	41.6	35.0	51.9	27.9	17.4	17.2	(17.7)	-50.7%	195.1	114.4	(80.7)	-41.4%
Total product sales	$3,065.4	$2,689.6	$2,161.5	$2,092.5	$2,300.0	$2,381.6	$2,174.2	$2,355.9	$263.4	12.6%	$10,009.0	$9,211.7	$(797.3)	-8.0%

Total Canada Retail Mutual Funds	$519.9	$348.1	$270.2	$268.6	$333.2	$299.8	$262.5	$273.8	$5.2	1.9%	$1,406.8	$1,169.2	$(237.6)	-16.9%
Segregated Funds	67.3	51.3	41.6	35.0	51.9	27.9	17.4	17.2	(17.7)	-50.7%	195.1	114.4	(80.7)	-41.4%
Total Canada product sales	587.1	399.4	311.8	303.5	385.0	327.7	279.8	291.0	(12.6)	-4.1%	1,601.9	1,283.6	(318.3)	-19.9%
Total U.S. product sales	2,478.2	2,290.1	1,849.7	1,789.0	1,914.9	2,053.9	1,894.4	2,065.0	276.0	15.4%	8,407.1	7,928.1	(478.9)	-5.7%
Total product sales	$3,065.4	$2,689.6	$2,161.5	$2,092.5	$2,300.0	$2,381.6	$2,174.2	$2,355.9	$263.4	12.6%	$10,009.0	$9,211.7	$(797.3)	-8.0%

Client asset values, beginning of period ($mills)	$97,312	$93,708	$82,291	$78,737	$83,949	$87,621	$91,646	$88,441	$9,703	12.3%	$97,312	$83,949	$(13,363)	-13.7%
Inflows	3,065	2,690	2,161	2,093	2,300	2,382	2,174	2,356	263	12.6%	10,009	9,212	(797)	-8.0%
Outflows (1)	(1,900)	(1,797)	(1,447)	(1,444)	(1,658)	(1,839)	(1,982)	(2,184)	(740)	-51.3%	(6,587)	(7,663)	(1,075)	-16.3%
Net flows	1,166	893	714	649	642	542	192	172	(477)	-73.5%	3,422	1,549	(1,873)	-54.7%
Foreign currency impact, net	171	(474)	(802)	174	16	315	(303)	344	170	97.5%	(930)	372	1,302	139.9%
Change in market value, net and other (2)	(4,941)	(11,836)	(3,466)	4,388	3,014	3,168	(3,094)	7,777	3,389	77.2%	(15,855)	10,865	26,720	nm
Client asset values, end of period	$93,708	$82,291	$78,737	$83,949	$87,621	$91,646	$88,441	$96,735	$12,786	15.2%	$83,949	$96,735	$12,786	15.2%
Annualized net flows as % of beginning of period asset values	4.8%	3.8%	3.5%	3.3%	3.1%	2.5%	0.8%	0.8%	-2.5%	nm	3.5%	1.8%	-1.7%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$46,429	$42,870	$40,331	$40,402	$42,096	$43,225	$44,748	$44,622	$4,221	10.4%	$42,508	$43,673	$1,165	2.7%
Canada Retail Mutual Funds	12,119	11,539	10,840	10,759	11,345	11,567	11,817	11,722	963	9.0%	11,314	11,613	299	2.6%
Managed Accounts	7,077	6,960	6,817	6,949	7,338	7,613	7,850	7,851	902	13.0%	6,951	7,663	712	10.2%
Indexed Annuities	2,650	2,677	2,696	2,710	2,729	2,760	2,793	2,807	97	3.6%	2,683	2,772	89	3.3%
Variable Annuities and other	23,218	21,431	20,269	20,137	20,744	21,323	21,999	21,762	1,624	8.1%	21,264	21,457	193	0.9%
Segregated Funds	2,710	2,517	2,368	2,299	2,329	2,324	2,298	2,232	(67)	-2.9%	2,474	2,295	(178)	-7.2%
Total	$94,203	$87,994	$83,320	$83,256	$86,581	$88,813	$91,505	$90,995	$7,740	9.3%	$87,193	$89,474	$2,281	2.6%

Canada Retail Mutual Funds	$12,119	$11,539	$10,840	$10,759	$11,345	$11,567	$11,817	$11,722	$963	9.0%	$11,314	$11,613	$299	2.6%
Segregated Funds	2,710	2,517	2,368	2,299	2,329	2,324	2,298	2,232	(67)	-2.9%	2,474	2,295	(178)	-7.2%
Total Canada average client assets	14,829	14,056	13,208	13,058	13,674	13,891	14,115	13,954	896	6.9%	13,788	13,908	121	0.9%
Total U.S. average client assets	79,374	73,938	70,112	70,198	72,907	74,922	77,391	77,042	6,843	9.7%	73,405	75,565	2,160	2.9%
Total average client assets	$94,203	$87,994	$83,320	$83,256	$86,581	$88,813	$91,505	$90,995	$7,740	9.3%	$87,193	$89,474	$2,281	2.6%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,243	2,277	2,295	2,309	2,316	2,331	2,342	2,351	42	1.8%	2,281	2,335	54	2.4%
Recordkeeping only	797	812	820	825	829	834	839	842	17	2.1%	814	836	23	2.8%
Total	3,040	3,089	3,115	3,134	3,145	3,165	3,181	3,193	60	1.9%	3,095	3,171	77	2.5%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)
Change in market value, net - market value fluctuations net of fees and expenses.
(3)
Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 18

Senior Health - Financial Results, Financial Analysis Key Statistics	PRIMERICA, INC. Financial Supplement

YOY Q4	YOY YTD
(Dollars in thousands, except as noted)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Senior Health Income Before Income Taxes
Revenues:
Commissions and fees (1)	$1,278	$9,343	$14,601	$22,198	$15,755	$11,371	$11,388	$19,049	$(3,149)	-14.2%	$47,420	$57,563	$10,143	21.4%
Other, net (2)	4,553	2,471	2,583	5,655	2,955	3,519	2,048	1,099	(4,556)	-80.6%	15,262	9,621	(5,640)	-37.0%
Revenues	5,831	11,814	17,183	27,853	18,710	14,889	13,436	20,148	(7,705)	-27.7%	62,682	67,184	4,502	7.2%

Benefits and expenses:
Contract acquisition costs (3)	20,649	19,384	13,446	14,952	14,984	12,602	12,568	15,079	127	0.9%	68,431	55,233	(13,198)	-19.3%
Adjusted other operating expenses	7,868	8,514	7,461	8,617	7,488	8,320	8,451	7,750	(866)	-10.1%	32,459	32,009	(449)	-1.4%
Adjusted operating benefits and expenses	28,517	27,898	20,907	23,568	22,471	20,922	21,019	22,829	(739)	-3.1%	100,889	87,242	(13,648)	-13.5%

Adjusted operating income before income taxes including NCI	$(22,686)	$(16,084)	$(3,723)	$4,285	$(3,762)	$(6,033)	$(7,583)	$(2,681)	$(6,966)	nm	$(38,208)	$(20,058)	$18,150	47.5%
Non-controlling interest before income taxes	(3,668)	(3,129)	—	—	—	—	—	—	—	#DIV/0!	(6,797)	—	6,797	100.0%
Adjusted operating income before income taxes attributable to Primerica, Inc.	$(19,018)	$(12,955)	$(3,723)	$4,285	$(3,762)	$(6,033)	$(7,583)	$(2,681)	$(6,966)	nm	$(31,411)	$(20,058)	$11,353	36.1%

Senior Health EBITDA
Adjusted operating income before income taxes including NCI	$(22,686)	$(16,084)	$(3,723)	$4,285	$(3,762)	$(6,033)	$(7,583)	$(2,681)	$(6,966)	nm	$(38,208)	$(20,058)	$18,150	47.5%
Less: Amortization of intangibles	(2,600)	(2,800)	(2,800)	(2,800)	(2,800)	(2,800)	(2,800)	(2,800)	—	nm	(11,000)	(11,200)	(200)	-1.8%
Less: Depreciation	(245)	(226)	(221)	(211)	(200)	(160)	(166)	(173)	39	18.3%	(903)	(699)	204	22.6%
Adjusted EBITDA (Including non-controlling interest) (4)	$(19,841)	$(13,058)	$(703)	$7,297	$(762)	$(3,073)	$(4,617)	$292	$(7,005)	-96.0%	$(26,305)	$(8,159)	$18,146	69.0%

Financial Analysis and Key Statistics
Senior Health submitted policies (5)	26,231	19,652	16,095	23,060	19,826	13,885	10,718	18,663	(4,397)	-19.1%	85,038	63,092	(21,946)	-25.8%
Senior Health approved policies (6)	23,594	17,925	14,862	20,705	18,413	12,915	9,948	17,181	(3,524)	-17.0%	77,086	58,457	(18,629)	-24.2%

Primerica representatives Senior Health certified (7)	42,147	60,412	83,280	93,348	94,623	94,335	93,217	89,082	(4,266)	-4.6%	93,348	89,082	(4,266)	-4.6%
Senior Health submitted policies sourced by Primerica representatives	988	831	1,016	5,666	2,073	1,707	1,549	5,111	(555)	-9.8%	8,501	10,440	1,939	22.8%

LTV per approved policy (8)	$862	$820	$868	$888	$856	$880	$911	$1,109	$221	24.9%	$860	$945	$85	9.8%
CAC per approved policy (8)	$875	$1,081	$905	$722	$814	$976	$1,263	$878	$156	21.5%	$888	$945	$57	6.4%
LTV / CAC multiple	1.0	x	0.8	x	1.0	x	1.2	x	1.1	x	0.9	x	0.7	x	1.3	x	0.0	x	nm	1.0	x	1.0	x	0.0	x	nm

(1)
Commission revenue recognized based on the estimated Lifetime value (LTV) to be collected over the estimated life of an approved policy for the relevant period based on multiple factors, including but not limited to contracted commission rates, carrier mix, expected policy turnover, historical chargeback activity and applied constraints. Adjustments to revenue outside of LTV for approved policies from prior periods are recognized when our cash collections are different, or are expected to be, from the estimated constrained LTV’s which we refer to as tail revenue.
(2)
Primarily reflects marketing development revenues, which are non-commission revenues received from carriers to support marketing efforts and lead acquisition.
(3)
Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.
(4)
Adjusted EBITDA - Earnings before interest, taxes, depreciation, amortization and certain adjustments for non-cash or non-recurring expenses including purchase accounting adjustments.
(5)
Senior Health submitted policies - represents the number of completed applications that, with respect to each such application, the applicant has authorized us to submit to the health insurance carrier. The applicant may need to take additional actions, including providing subsequent information before the application is reviewed by the health insurance carrier.
(6)
Senior Health approved policies - represent an estimate of submitted policies approved by health insurance carriers during the indicated period. Not all approved policies will go in force.
(7)
A Primerica independent contractor sales representative does not need to be life-insurance licensed in order to obtain a Primerica Senior Health certification.
(8)
In whole dollars.

13 of 18

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$5,412	$5,441	$5,494	$4,685	$4,993	$4,999	$5,016	$4,358	$(328)	-7.0%	$21,032	$19,365	$(1,667)	-7.9%
Ceded premiums	(1,439)	(1,642)	(1,454)	(1,914)	(1,304)	(1,562)	(1,215)	273	2,187	114.3%	(6,449)	(3,807)	2,642	41.0%
Net premiums	3,973	3,799	4,040	2,772	3,689	3,436	3,801	4,631	1,859	67.1%	14,583	15,558	975	6.7%
Adjusted net investment income	21,004	22,538	24,414	28,940	31,392	33,250	35,213	36,429	7,490	25.9%	96,896	136,283	39,388	40.6%
Commissions and fees:
Prepaid Legal Services	4,287	4,664	5,672	3,821	3,991	4,421	5,311	3,806	(15)	-0.4%	18,444	17,530	(915)	-5.0%
Auto and Homeowners Insurance	1,591	2,056	2,647	1,994	1,831	2,349	2,951	2,133	139	7.0%	8,289	9,264	975	11.8%
Mortgage loans	4,818	3,128	2,103	1,656	1,211	1,775	1,733	1,530	(126)	-7.6%	11,705	6,250	(5,455)	-46.6%
Other sales commissions	1,932	2,103	2,090	1,872	1,676	1,826	1,765	1,781	(91)	-4.8%	7,996	7,049	(947)	-11.8%
Other, net	1,117	889	1,621	1,341	1,200	1,236	1,327	846	(495)	-36.9%	4,967	4,609	(359)	-7.2%
Adjusted operating revenues	38,721	39,176	42,587	42,396	44,990	48,293	52,102	51,157	8,761	20.7%	162,880	196,542	33,662	20.7%

Benefits and expenses:
Benefits and claims	1,881	3,743	2,809	3,972	4,327	5,057	3,554	7,957	3,985	100.3%	12,406	20,895	8,489	68.4%
Future policy benefits remeasurement (gain)/loss	162	36	(84)	958	(477)	(554)	(72)	933	(26)	-2.7%	1,072	(170)	(1,242)	-115.9%
Amortization of DAC	407	240	438	87	362	697	375	99	12	13.8%	1,173	1,533	361	30.8%
Insurance commissions	282	290	283	237	241	373	217	429	193	81.4%	1,092	1,260	168	15.4%
Insurance expenses	1,237	1,132	1,081	1,160	1,229	1,377	1,123	1,341	181	15.6%	4,609	5,070	460	10.0%
Sales commissions	5,952	5,484	5,592	4,187	4,147	4,907	5,064	4,303	115	2.8%	21,215	18,420	(2,794)	-13.2%
Interest expense	6,853	6,814	6,802	6,768	6,690	6,686	6,632	6,586	(183)	-2.7%	27,237	26,594	(643)	-2.4%
Adjusted other operating expenses	36,475	30,530	28,974	33,788	39,480	33,340	32,146	34,886	1,098	3.2%	129,766	139,851	10,085	7.8%
Adjusted benefits and expenses	53,248	48,270	45,894	51,158	55,999	51,882	49,039	56,533	5,375	10.5%	198,569	213,453	14,884	7.5%
Adjusted operating income before income taxes	$(14,527)	$(9,094)	$(3,307)	$(8,762)	$(11,008)	$(3,589)	$3,063	$(5,377)	$3,385	38.6%	$(35,690)	$(16,911)	$18,778	52.6%

14 of 18

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended December 31, 2023
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$613,424	$613,424	$-	18.1%	17.1%

Fixed Income:
Treasury	20,600	21,013	(413)	0.6%	0.6%	2.72%	AAA
Government	250,551	269,034	(18,483)	7.4%	7.5%	3.21%	AA-
Tax-Exempt Municipal	33,737	36,059	(2,323)	1.0%	1.0%	2.69%	AA
Corporate	1,346,991	1,435,092	(88,100)	39.8%	39.9%	3.85%	BBB+
Mortgage Backed	449,393	511,999	(62,606)	13.3%	14.2%	3.29%	AAA
Asset Backed	236,802	247,795	(10,993)	7.0%	6.9%	4.68%	AA-
Cmbs	112,167	127,454	(15,288)	3.3%	3.5%	3.73%	AA-
Private	283,658	300,900	(17,242)	8.4%	8.4%	4.75%	BBB+
Redeemable Preferred	3,951	4,248	(298)	0.1%	0.1%	5.38%	BBB-
Total Fixed Income	2,737,850	2,953,595	(215,745)	81.0%	82.1%	3.83%	A

Equities and Other:
Perpetual Preferred	8,684	8,684	-	0.3%	0.2%
Common Stock	17,879	17,879	0	0.5%	0.5%
Mutual Fund	3,104	3,104	(0)	0.1%	0.1%
Total Equities	29,666	29,666	0	0.9%	0.8%

Total Invested Assets	$3,380,940	$3,596,685	$(215,745)	100.0%	100.0%

Public Corporate Portfolio by Sector

Insurance	$165,576	$180,234	$(14,659)	12.3%	12.6%
Energy	153,831	161,229	(7,397)	11.4%	11.2%
Consumer Non Cyclical	129,427	141,490	(12,063)	9.6%	9.9%
Reits	118,359	130,828	(12,469)	8.8%	9.1%
Banking	115,553	117,321	(1,768)	8.6%	8.2%
Consumer Cyclical	110,928	118,274	(7,346)	8.2%	8.2%
Technology	102,661	107,027	(4,366)	7.6%	7.5%
Capital Goods	78,718	81,950	(3,232)	5.8%	5.7%
Electric	66,894	70,204	(3,310)	5.0%	4.9%
Basic Industry	63,347	68,225	(4,878)	4.7%	4.8%
Finance Companies	60,401	64,639	(4,238)	4.5%	4.5%
Transportation	55,496	58,865	(3,369)	4.1%	4.1%
Communications	50,458	52,823	(2,365)	3.7%	3.7%
Brokerage	44,217	48,418	(4,201)	3.3%	3.4%
Natural Gas	11,406	11,486	(79)	0.8%	0.8%
Financial Other	7,137	7,604	(468)	0.5%	0.5%
Industrial Other	5,899	6,760	(862)	0.4%	0.5%
Utility Other	4,720	5,389	(669)	0.4%	0.4%
Owned No Guarantee	1,963	2,325	(362)	0.1%	0.2%
Total Corporate portfolio	$1,346,991	$1,435,092	$(88,100)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$282,714	$286,025	$(3,311)	10.3%	9.7%	3.93%
1-2 Yrs.	275,223	282,773	(7,549)	10.1%	9.6%	4.16%
2-5 Yrs.	754,230	788,642	(34,412)	27.5%	26.7%	4.02%
5-10 Yrs.	1,103,661	1,239,838	(136,177)	40.3%	42.0%	3.47%
> 10 Yrs.	322,022	356,318	(34,296)	11.8%	12.1%	4.37%
Total Fixed Income	$2,737,850	$2,953,595	$(215,745)	100.0%	100.0%	3.83%

Duration

Fixed Income portfolio duration	4.7	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 18

Investment Portfolio - Quality Ratings As of December 31, 2023	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$556,936	18.9%
AA	439,814	14.9%
A	735,647	24.9%
BBB	1,162,279	39.4%
Below Investment Grade	58,221	2.0%
NA	697	0.0%
Total Fixed Income	$2,953,595	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$8,472	0.6%	AAA	$-	—
AA	66,861	4.7%	AA	9,061	3.0%
A	385,622	26.9%	A	73,032	24.3%
BBB	920,946	64.2%	BBB	216,605	72.0%
Below Investment Grade	53,015	3.7%	Below Investment Grade	2,202	0.7%
NA	176	0.0%	NA	-	—
Total Corporate	$1,435,092	100.0%	Total Private	$300,900	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$55,391	43.5%	AAA	$380,383	74.3%
AA	10,664	8.4%	AA	131,420	25.7%
A	61,399	48.2%	A	112	0.0%
BBB	-	—	BBB	-	—
Below Investment Grade	-	—	Below Investment Grade	63	0.0%
NA	-	—	NA	22	0.0%
Total CMBS	$127,454	100.0%	Total Mortgage-Backed	$511,999	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$74,632	30.1%	AAA	$37,374	12.9%
AA	30,446	12.3%	AA	163,964	56.5%
A	134,403	54.2%	A	74,141	25.6%
BBB	6,012	2.4%	BBB	13,430	4.6%
Below Investment Grade	1,803	0.7%	Below Investment Grade	1,138	0.4%
NA	500	0.2%	NA	0	0.0%
Total Asset-Backed	$247,795	100.0%	Total Treasury & Government	$290,047	100.0%

NAIC Designations

1	$1,438,381	56.5%
2	1,044,371	41.0%
3	52,140	2.0%
4	7,345	0.3%
5	2,001	0.1%
6	0	0.0%
U.S. Insurer Fixed Income (2)	2,544,237	100.0%
Other (3)	439,037
Cash and cash equivalents	613,424
Total Invested Assets	$3,596,699

(1)
Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)
NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)
Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

16 of 18

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q4
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$20,889	$22,414	$23,067	$24,605	$25,806	$26,357	$27,380	$29,218	$4,613	18.7%
Fixed-maturity securities (held-to-maturity)	15,515	15,815	16,283	16,309	16,435	16,608	16,306	16,126	(183)	-1.1%
Equity Securities	387	371	373	377	380	380	366	397	20	5.2%
Deposit asset underlying 10% reinsurance treaty	589	485	557	2,134	2,377	2,488	2,504	2,415	281	13.1%
Deposit asset - Mark to Market	(2,099)	(1,254)	(68)	(409)	(327)	(852)	(481)	1,215	1,624	nm
Policy loans and other invested assets	102	58	436	450	(72)	352	475	542	92	20.3%
Cash & cash equivalents	125	498	1,714	3,605	5,128	5,840	6,609	6,024	2,419	67.1%
Total investment income	35,508	38,387	42,362	47,072	49,727	51,172	53,159	55,937	8,865	18.8%
Investment expenses	1,088	1,288	1,733	2,233	2,227	2,167	2,122	2,167	(66)	-2.9%
Interest Expense on Surplus Note	15,515	15,815	16,283	16,309	16,435	16,608	16,306	16,126	(183)	-1.1%
Net investment income	$18,905	$21,284	$24,346	$28,530	$31,065	$32,397	$34,731	$37,644	$9,114	31.9%
Fixed income book yield, end of period	3.18%	3.25%	3.34%	3.44%	3.57%	3.63%	3.79%	3.83%
New money yield	3.37%	4.21%	3.93%	5.41%	5.57%	5.46%	6.04%	6.67%

									YOY Q4
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	21.0%	22.0%	21.5%	21.6%	20.8%	20.7%	19.0%	18.9%	-2.8%
AA	11.2%	11.2%	11.1%	11.5%	11.3%	11.4%	14.3%	14.9%	3.4%
A	23.7%	23.0%	23.0%	24.6%	25.0%	24.8%	24.8%	24.9%	0.3%
BBB	39.8%	39.6%	40.1%	39.9%	40.5%	40.9%	39.7%	39.4%	-0.6%
Below Investment Grade	3.1%	2.8%	2.7%	2.4%	2.2%	2.0%	1.9%	2.0%	-0.4%
NA	1.2%	1.3%	1.5%	0.0%	0.2%	0.1%	0.3%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—

	A	A	A	A	A	A	A	A

		As of December 31, 2023				As of December 31, 2023			As of December 31, 2023
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$19,546	$20,310	AAA	Canada	$83,506	$90,373	AAA	$2,059	$2,107
2	Province of Alberta Canada	15,569	16,231	AA-	United Kingdom	23,247	23,283	AA	—	—
3	Province of Quebec Canada	15,367	15,649	AA-	Australia	18,541	19,480	A	10,777	12,434
4	Wells Fargo & Co	14,922	14,881	BBB+	Ireland	7,659	8,337	BBB	12,076	12,980
5	Province of Ontario Canada	14,610	14,850	A+	Mexico	6,683	7,686	Below Investment Grade	615	1,138
6	Bank of America Corp	13,258	13,382	A-	Netherlands (The)	5,504	5,481	NA	—	—
7	Ontario Teachers' Pension Plan	13,182	14,449	AA+	Japan	5,388	5,450	Total	$25,527	$28,660
8	ONEOK Inc	12,257	12,399	BBB	Bermuda	5,053	5,239
9	Boeing Co	12,211	11,835	BBB-	France	4,711	4,899
10	Manulife Financial Corp	11,148	11,708	A	Luxembourg	4,707	4,700	Non-Government Investments (1)
11	Berkshire Hathaway Inc	10,646	10,675	AA	Israel	3,514	3,561
12	Morgan Stanley	10,620	10,800	BBB+	Malta	3,398	3,378	AAA	$9,493	$9,438
13	Province of Saskatchewan Canada	10,472	10,543	AA	Cayman Islands (The)	3,069	3,085	AA	9,212	9,243
14	TC Energy Corp	10,155	11,276	BBB+	Brazil	2,332	2,484	A	44,474	45,665
15	Goldman Sachs Group Inc	9,651	9,867	BBB+	Supranational	2,059	2,107	BBB	133,696	140,229
16	ConocoPhillips	9,627	10,707	BBB+	Emerging Markets (2)	11,349	12,866	Below Investment Grade	4,042	3,948
17	Fairfax Financial Holdings Ltd	8,654	9,761	BBB	All Other	41,539	40,861	NA	5,815	6,088
18	Walmart Inc	8,615	8,635	AA	Total	$232,259	$243,271	Total	$206,732	$214,611
19	Province of Newfoundland and Labrador	8,506	9,148	A
20	Brookfield Corp	8,365	8,575	A-
21	Province of New Brunswick Canada	8,311	8,483	AA
22	Entergy Corp	8,135	8,663	BBB+
23	Kemper Corp	8,123	9,092	BBB
24	Enterprise Products Partners LP	8,087	7,562	A-
25	Intact Financial Corp	8,033	7,883	A-
	Total	$278,068	$287,365

	% of total fixed income portfolio	8.2%	8.0%

(1)
US$ denominated investments in issuers outside of the United States based on country of risk.
(2)
Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

17 of 18

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2019	2020	2021	2022	2023	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

Recruits	282,207	400,345	349,374	359,735	361,925	84,707	70,215	127,788	77,025	93,540	86,124	92,269	89,992

Life-insurance licensed sales force, beginning of period	130,736	130,522	134,907	129,515	135,208	129,515	130,206	132,149	134,313	135,208	136,430	137,806	139,053
New life-licensed representatives	44,739	48,106	39,622	45,147	49,096	9,983	11,529	12,518	11,117	11,118	12,638	12,311	13,029
Non-renewal and terminated representatives	(44,953)	(43,721)	(45,014)	(39,454)	(42,732)	(9,292)	(9,586)	(10,354)	(10,222)	(9,896)	(11,262)	(11,064)	(10,510)
Life-insurance licensed sales force, end of period	130,522	134,907	129,515	135,208	141,572	130,206	132,149	134,313	135,208	136,430	137,806	139,053	141,572

Issued term life policies	287,809	352,868	323,855	291,918	358,860	71,324	76,946	71,104	72,544	84,561	96,953	88,589	88,757

Issued term life face amount	$93,994	$109,436	$108,521	$103,822	$119,102	$24,773	$27,651	$26,049	$25,349	$28,124	$32,203	$29,452	$29,322

Term life face amount in force, beginning of period	$781,041	$808,262	$858,818	$903,404	$916,808	$903,404	$909,632	$914,438	$912,785	$916,808	$922,845	$934,867	$937,856
Issued term life face amount	93,994	109,436	108,521	103,822	119,102	24,773	27,651	26,049	25,349	28,124	32,203	29,452	29,322
Terminated term life face amount	(71,519)	(60,848)	(64,798)	(82,894)	(94,230)	(19,787)	(19,298)	(21,033)	(22,776)	(22,210)	(22,583)	(24,143)	(25,293)
Foreign currency impact, net	4,746	1,968	862	(7,524)	2,929	1,242	(3,547)	(6,669)	1,450	124	2,401	(2,320)	2,724
Term life face amount in force, end of period	$808,262	$858,818	$903,404	$916,808	$944,609	$909,632	$914,438	$912,785	$916,808	$922,845	$934,867	$937,856	$944,609

Estimated annualized issued term life premium
Premium from new policies	$244.8	$303.6	$297.2	$271.9	$302.4	$65.5	$72.3	$68.0	$66.0	$70.7	$82.0	$74.0	$75.6
Additions and increases in premium	60.2	68.9	77.0	76.7	74.3	18.4	20.6	19.5	18.2	18.2	19.7	18.7	17.7
Total estimated annualized issued term life premium	$305.0	$372.5	$374.2	$348.5	$376.6	$83.8	$92.9	$87.5	$84.2	$88.9	$101.7	$92.7	$93.3

Investment & Savings product sales	$7,533.2	$7,842.5	$11,703.2	$10,009.0	$9,211.7	$3,065.4	$2,689.6	$2,161.5	$2,092.5	$2,300.0	$2,381.6	$2,174.2	$2,355.9

Investment & Savings average client asset values	$65,029	$69,709	$89,993	$87,193	$89,474	$94,203	$87,994	$83,320	$83,256	$86,581	$88,813	$91,505	$90,995

Closed U.S. Mortgage Volume (brokered)	$31.1	$442.5	$1,229.2	$567.2	$293.4	$235.9	$152.7	$99.8	$78.9	$55.6	$82.2	$82.7	$72.9

18 of 18